UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2015, RLI Insurance Company, a subsidiary of RLI Corp. (the “Company”), entered into a Consulting Agreement with Michael J. Stone, the Company’s President & Chief Operating Officer who will be retiring December 31, 2015.  Mr. Stone will provide general consulting services as mutually determined by the Company and Mr. Stone. The Consulting Agreement is effective as of January 1, 2016 and will expire on December 31, 2016.

For additional information, reference is made to the Consulting Agreement, dated January 1, 2016 by and between the Company and Mr. Stone, which is included as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated January 1, 2016 between RLI Insurance Company and Michael J. Stone.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: December 1, 2015	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Consulting Agreement dated January 1, 2016 between RLI Insurance Company and Michael J. Stone.